Exhibit 99.1

Scienture Holdings, Inc. Obtains $1.2 Million in Bridge Funding

Commack, NY, July 24, 2025 (GLOBENEWSWIRE) – SCIENTURE HOLDINGS, INC. (NASDAQ: SCNX) (the “Company”) a holding company for existing and planned pharmaceutical operating companies focused on providing enhanced value to patients, physicians and caregivers through developing, bringing to market, and distributing novel specialty products to satisfy unmet market needs, today announced that its board of directors has approved a bridge funding raise of up to an aggregate amount of $3 million, of which it has secured approximately $1.2 million, through the issuance of shares of the Company’s common stock to institutional or accredited investors.

The bridge funding does not include any other obligations of the company or issuances of other securities that may have a dilutive effect on existing stockholders, such as warrants, options, or other convertible securities, reflecting the investors’ strong support and confidence in the Company’s strategy and business plans. The Company intends to allocate the capital to supporting upcoming commercial launches of its products and pipeline program development efforts.

“Obtaining the bridge funding on the most favorable terms possible is crucial as we enter a critical moment in the Company’s history,” said Shankar Hariharan, Executive Chairman and Co-Chief Executive Officer of the Company. “This represents the investors’ belief in our team, our mission, and the future prospects of our Company. We are positioning to execute on our mission of bringing to market solutions that will help transform the lives of patients.”

“We are thrilled that sophisticated investors recognize the importance of our mission and the Company’s growth prospects,” commented Narasimhan Mani, Co-Chief Executive Officer and President. “This commitment will help enable the Company to unlock stockholder value as we execute on our near-term business strategy.”

About Scienture Holdings, Inc.

SCIENTURE HOLDINGS, INC. (NASDAQ: SCNX), through its wholly owned subsidiaries, including Scienture, LLC, is a comprehensive pharmaceutical product company focused on providing enhanced value to patients, physicians and caregivers by offering novel specialty products to satisfy unmet market needs. Scienture, LLC is a branded, specialty pharmaceutical company consisting of a highly experienced team of industry professionals who are passionate about developing and bringing to market unique specialty products that provide enhanced value to patients and healthcare systems. The assets in development at Scienture, LLC are across therapeutics areas, indications and cater to different market segments and channels. For more information, please visit www.scientureholdings.com and www.scienture.com.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including for the products we may launch and the success those products may have in the marketplace. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “seek,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. Scienture Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

For more information, please contact:

IR@Scienture.com